QuadraMed Corporation Investor Day Presentation San Francisco November 11, 2003


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Slide 1
Welcome to QuadraMed Corporation Investor Day


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Slide 2
Safe Harbor Statement

     Cautionary Statement on Risks Associated With Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "intend," "plan," "estimate," "may," "should," "could," and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. QuadraMed undertakes no obligation to update or revise any forward-looking statement.

     Important factors that could cause QuadraMed's actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) QuadraMed's ability to become listed on the Nasdaq National Market, or SmallCap Market or any other exchange; (ii) QuadraMed's ability to remain in compliance with the Company's debt agreements; (iii) the ability of the Company to attain its 2003 revenue given the business climate and the competitive environment; (iv) QuadraMed's quarterly operating results may vary; (v) QuadraMed's stock price may be volatile; (vi) QuadraMed's investments are subject to market risk; (vii) QuadraMed faces product development risks from rapid technological changes; (viii) QuadraMed's products may be subject to bugs and other errors; (x) QuadraMed's intellectual property and technology may be subject to infringement claims or be infringed upon; (x) QuadraMed's products and services, particularly those sold to government entities and those sold to customers receiving government reimbursement, are subject to scrutiny, regulation, and possible future regulation by state and federal governments; (xi) increased competition for QuadraMed's products and services; (xii) the impact of pending securities litigation and SEC enforcement action; and (xiii) QuadraMed may need to use its cash balances to repurchase or redeem its outstanding debt securities. QuadraMed does not intend this list of important factors to be exhaustive and advises investors that it discusses other risks and uncertainties that could cause QuadraMed's actual results to differ from these forward-looking statements in its periodic reports filed with the SEC. These SEC filings can be accessed through the Investor Relations section of our website, www.quadramed.com, or through the SEC's EDGAR Database at www.sec.gov (QuadraMed has EDGAR CIK No. 0001018833).

     QuadraMed uses both financial measures in accordance with accounting principles generally accepted in the United States of America, or GAAP, as well as non-GAAP financial measures. The non-GAAP financial measures include; bookings, pipeline, backlog, visible revenue and net deferred revenue. QuadraMed believes that these non-GAAP measures, and changes in those measures, are meaningful indicators of QuadraMed's performance and provide additional information that QuadraMed's management finds useful in evaluating such performance and in planning for future periods. Accordingly, QuadraMed believes that such additional information may be useful to investors. The non-GAAP financial measures should be viewed as supplemental to, and not as an alternative for, the GAAP financial measures.


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Slide 3

Lawrence P. English
Chairman and Chief Executive Officer



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Slide 4

Size of Market

Annual Growth Rate
1993 6.7%
1994 13.3%
1995 17.6%
1996 16.0%
1997 17.2%
1998 17.6%
1999 15.6%
2000 2.7%
2001 5.2%
2002 8.0%
2003 8.8%
2004 8.9%
2005 9.0%

Estimated HCIS Spending

Sheldon I. Dorenfest and Associates, 2002



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Slide 5
     -    Efficiency
     -    Productivity
     -    Patient Safety
     -    HIPPA



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Slide 6
QuadraMed



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Slide 7
Product/Sales Strategy

Michael S. Wilstead
President and Chief Operating Officer




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Slide 8
QuadraMed Strengths
     -    Widely accepted products-depth and breadth
     -    Large istalled customer base (over 1900)
     -    Successful new product development
     -    Solid pipeline with successful booking year to date




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Slide 9
Mission Statement
     -    QuadraMed is dedicated to improving healthcare delivery by providing
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          innovative healthcare information technology and services.
          ---------------------------------------------------------



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Slide 10
Strength at the Management Level

     -    Key management facts:
          o    An average of 16 years in the healthcare industry
          o    An average of 5 years tenure at QuadraMed
     -    No operations or sales management turnover during restatement
     -    Focused team dedicated to company success




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Slide 11
Sales Organization (Software)

75 Direct Sales Executives
Senior VP Client Development
       Enterprise Products
       HIM Products





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Slide 12
Building Consultant Relationships
         First consulting group FCG
         SAIC
         Superior Consultant Company
         Daou the know-how company
         Beacon Partners
         Cap Gemini Ernst & Young




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Slide 13
Revenue Cycle Leadership
     -    The only vendor to provide:
              ----
          o    Integrated Registration, Medical Records, Patient Accounting &
               Billing
          o    Integrated Coding, Compliance & Medical Necessity Checking
          o    Full Service A/R Recovery Outsourcing





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Slide 14
Affinity Financial Suite
Patient & Financial Management
     -    Global Registration/EMPI
     -    Patient Scheduling
     -    Patient Identity Management
     -    Medical Records
     -    DRG/Case Mix
     -    Patient Accounting
     -    Contract Management
     -    Electronic Data Interchange
     -    Document Management
     -    Utilization Management
     -    General Ledger
     -    Accounts Payable
     -    Payroll/Personnel
     -    EIS/Decision Support





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Slide 15
Patient Safety Innovation

     - Fully integrated clinical solutions including nursing, physician, pharmacy and department management close the medication management loop.
     -    21st Century CPOE
     -    Embedded clinical decision support
     -    Web-based
     -    End-User Authoring
     -    Integrated CDR
     -    Critical patient information at the right time




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Slide 16
Affinity Clinical Suite
Clinical Care Management
     -    Order Management
     -    Results Reporting
     -    Patient Charting
     -    Medication Charting
     -    Pharmaceutical Checking
     -    Pharmacy
     -    Computerized Physician Order Entry
     -    Clinician Access
     -    Department Management
     -    Quality Management
     -    Document Management
     -    Enterprise Data Repository





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Slide 17
HIM Workflow and the Quantim Suite
HIM Workflow
     Abstracting - Coding - Compliance - Record Management
Quantim Products

     Abstracting - Physician Coding - Inpatient Compliance - Correspondence Management - eSignature
     Abstracting - Facility Coding - Outpatient Compliance - EDM -Electronic Document Management
-    Medical Necessity - Chart Locator/Chart Completion
Quantim Benefits
         Accurate/Timely data available for clinical and business decisions
               Accurate reimbursement
               Prevent errors prior to claim submission
               Enhance operational efficiencies and ensure quality documentation Clinically relevant aggregate data
               Reduce threat of fraud/abuse litigation
               Capture patient information disclosures across entire enterprise Decrease account receivable days
               Improve revenue cycle management
               Comply with JCAHO and HIPPA requirements




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Slide 18
     St. Francis Hospital & Health Centers
     Sun Health
     The Medical Center at Princeton
     St. Charles Medical Center
     HOAG Hospital
     Altrui Health System
     Los Angeles County Department of Health Services
     Sharp
     Saint Barnabas Health Care System
     Sibley Memorial Hospital
     Madonna Rehabilitation Hospital





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Slide 19
Measuring Progress
         Demos
         Webcasts
         On-site Visits





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Slide 20
The QuadraMed Pipeline
         Dec 01 - Jun 03
Period of Substantial Pipeline Growth
Contracts close at end of 4th Quarter. Some erosion due to restatement September 03




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Slide 21
Sales Bookings 2003
1st Qtr 2003
2nd Qtr 2003
3rd Qtr 2003




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Slide 22
Government Penetration
     -    NCoder+ Coding Software
     -    ProFee Compliance Suite
Total Number of VA Medical Centers = 139
72% of VA Medical Center Facilities have contracted for QuadraMed products and service




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Slide 23
     -    Seasoned management team
     -    Products the market wants and needs
          o    End to End Solution
     -    Diversified product offering
          o    Stand-alone and bundled offerings
     -    Large installed customer base
     -    Vertical sales opportunities
     -    Strong pipeline
     -    We have proven we can win in challenging times

WATCH US GROW!




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Slide 24
QuadraMed




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Slide 25
Technology Strategy
Dean A. Souleles
Executive Vice President
Chief Technology Officer




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Slide 26
Mission Statement

     -    QuadraMed is dedicated to improving healthcare delivery by providing
                                    -----------------------------
          innovative healthcare information technology and services.
          ---------------------------------------------------------
     -    Technology competencies:
          o    Internet and distributed systems architecture
          o    Data modeling and database design
          o    High reliability systems
          o    Disciplined engineering approach
     -    200 developers in two development centers
     -    Mix of healthcare and other industry experience




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Slide 27
21st Century Technology Architecture
Product Families
         Affinity
         Quantim
Thin Client
         Browser
                  Windows
                  Mac
                  Unix
                  Windows CE
                  Palm OS
Application Logic
         Clinical Workstation
         Patient Accounting
         Patient Info Mgmt
         Pharmacy
         CPA
         Quantim
         MPI
         EDM
         Chancellor EDI
         WinPFS
Framework
         Security
         Vocabulary
         Rules
         Workflow
         Alerts
         Audit Trail
         Interface
         Reporting
         Scheduler
         Search
         Java / 32EE / Web Applications Server
EDR
         Enterprise Data Repository
Database
         Relational Database (Oracle, SQL Server, Cache)
Platform
         Windows
         Compaq Tru64
         HPUX
         Sun Solaris
         IBM AIX


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Slide 28
Integrating and Innovating
Current Affinity Platform
Patient Accounting
Central Bus. Office Accts Payable General Ledger Payroll
QCM Insight EDI HL7 Interface
Enterprise Data Repository (EDR)
Pharmacy
Clinical Display CPOE Charting
EDM
Patient Management MPI Registration Scheduling
Plan of Care Ambulatory Quality Management Utilization Management Department Management
Quantim





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Slide 29
Affinity Clinical Workstation (version beta) - QuadraMed - Microsoft Internet Explorer
Dr. Joe Bormel
Cunningham, Amanda
Screenshot Warfarin (Coumadin)





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Slide 30
EDM: View Patients:Documents - Microsoft Internet Explorer
Afferton, Craig
Screen Shot





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Slide 31
Summary
     -    One software division
     -    One engineering organization
     -    Two product families
     -    Two principal development centers
     - Proven track record of developing and delivering high quality, innovative software products





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Slide 32
QuadraMed




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Slide 33
Finance
Charles J. Stahl
Executive Vice President and Chief Financial Officer




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Slide 34
Finance - Internal Controls

     -    Financial Organization
     -    Sarbanes - Oxley Section 404
     -    Audit Committee
     -    Transition to Reston



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Slide 35
Finance - Key Metrics

     -    Revenue

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                                2003        2003        2003        2003
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                      2002      1st Qtr     2nd Qtr     3rd Qtr     Y-T-D
                      ----      -------     -------     -------     -----
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  Service and Other   $76,804   $19,679     $19,275     $19,340     $58,294
  -----------------------------------------------------------------------------
  License             $32,781   $9,555      $10,161     $10,363     $30,079
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  Total Revenue       $109,585  $29,234     $29,436     $29,703     $88,373
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Slide 36
Finance - Key Metrics

     -    Cash Flow from Operations

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                                2003        2003       2003        2003
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                       2002     1st Qtr     2nd Qtr    3rd Qtr     Y-T-D
                       ----     -------     -------    -------     -----
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  Cash Flow From       $1,293   $(6,405)    $1,007     $4,087      $(1,311)
  Continuing Ops
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  Cost of Restatement  $7,500   $4,300      $2,200     $0          $6,500
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  Cash Flow From       $8,793   $(2,105)    $3,207     $4,087      $5,189
  Operations - Adj.
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Slide 37
Finance - Key Metrics
     -    Research & Development

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                              2003        2003        2003        2003
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                   2002       1st Qtr     2nd Qtr     3rd Qtr     Y-T-D
                   ----       -------     -------     -------     -----
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  Total R & D      $17,154    $5,477      $5,228      $6,375      $17,080
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Slide 38
Finance - Key Metrics
     -    Cash, Cash Equivalents and S-T Investments

  ------------------------------------------------------------------------
                      2002          3/31/2003     6/30/2003      9/30/2003
                      ----          ---------     ---------      ---------
  ------------------------------------------------------------------------

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  Cash, Equiv. & ST   $26,191       $23,465       $31,857        $35,580
  Investments
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Slide 39
Finance - Key Metrics
     -    Deferred Revenue

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                  2002         3/31/2003      6/30/2003      9/30/2003
                  ----         ---------      ---------      ---------
  --------------------------------------------------------------------

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  Deferred        $39,492      $48,704        $47,055        $49,141
  Revenue
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  Cost to         $7,898       $9,741         $9,411         $9,828
  Deliver - 20%
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  Net Deferred    $31,594      $38,963        $37,644        $39,313
  Revenue
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Slide 40
Finance - Key Metrics
     -    Working Capital - Adjusted

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                   2002         3/31/2003      6/30/2003      9/30/2003
                   ----         ---------      ---------      ---------
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  Deferred         $39,492      $48,704        $47,055        $49,141
  Revenue
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  Cost to          $7,898       $9,741         $9,411         $9,828
  Deliver - 20%
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  Net Deferred     $31,594      $38,963        $37,644        $39,313
  Revenue
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  Working Capital  $18,137      $9,677         $14,364        $11,091
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  Working          $49,731      $48,640        $52,008        $50,404
  Capital - Adj.
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Slide 41
Finance - Key Metrics
     -    Total Stockholders' Equity

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                     2002          3/31/2003     6/30/2003      9/30/2003
                     ----          ---------     ---------      ---------
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  Deferred Revenue   $39,492       $48,704       $47,055        $49,141
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  Cost to Deliver -  $7,898        $9,741        $9,411         $9,828
  20%
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  Net Deferred       $31,594       $38,963       $37,644        $39,313
  Revenue
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  Total              ($7,235)      ($17,593)     ($10,543)      ($15,507)
  Stockholders'
  Equity
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  Adjustment         $31,594       $38,963       $37,644        $39,313
  -----------------------------------------------------------------------
  Total              $24,359       $21,370       $27,101        $23,806
  Stockholders'
  Equity - Adj.
  -----------------------------------------------------------------------






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Slide 42
Finance - Future
     -    2003
     -    2004



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Slide 43
QuadraMed




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